Exhibit 99.1

Stellar Biotechnologies and Edesa Biotech Sign Share Exchange Agreement

LOS ANGELES, March 8, 2019 /PRNewswire/ – Stellar Biotechnologies, Inc. (Nasdaq: SBOT), a leading manufacturer of a key protein utilized in immunotherapy and immuno-oncology development pipelines, has executed a share exchange agreement with privately-held Edesa Biotech Inc., a Canadian company, and Edesa’s shareholders to create a company focused on the development of innovative therapeutics for dermatological and gastrointestinal indications with clear unmet medical needs.

Under the terms of the share exchange agreement, Edesa shareholders have agreed to exchange their shares of Edesa for newly-issued common shares of Stellar. At the closing, Edesa will become a wholly-owned subsidiary of Stellar. Following the closing, current Stellar shareholders are expected to own approximately 10%, and the current shareholders of Edesa are expected to own approximately 90%, of the combined company on a fully-diluted basis, subject to a 2% upward or downward adjustment based upon the amount of Stellar’s working capital balance immediately prior to the closing. Following the closing, Stellar will change its name to “Edesa Biotech Inc.”

“We believe this proposed business combination provides new growth opportunities for Stellar shareholders. We have been impressed with Edesa’s management team and are looking forward to implementing a new vision for the combined company,” said Frank R. Oakes, Stellar President and Chief Executive Officer.

“This agreement marks another milestone for Edesa and our mission to efficiently develop novel, safe and effective treatments for conditions where patients have limited treatment options available,” said Par Nijhawan, MD, Chief Executive Officer of Edesa. “We believe we are at a significant inflection point in our company´s history and look forward to offering shareholders additional value creation opportunities as we reach milestones in our clinical programs.”

The proposed transaction, which will result in a change in control, is expected to close during the second quarter of 2019, subject to customary closing conditions, including Stellar shareholder approval for the issuance of Stellar common shares to acquire Edesa. Following closing, Stellar intends to develop a plan for the disposition of Stellar’s operations, which is expected to include the wind down or spin-off of Stellar’s legacy business. Following a diligent review of strategic alternatives, Stellar’s Board of Directors has determined that the share exchange agreement is fair and in the best interests of Stellar and Stellar’s shareholders. For further information about the proposed transaction, investors should refer to Stellar’s SEC filings.

H.C. Wainwright & Co. acted as transaction advisor and Greenburg Traurig LLP (USA) and McMillan LLP (Canada) acted as legal advisors to Stellar. Fasken Martineau DuMoulin LLP (Canada) and Stubbs Alderton & Markiles, LLP (USA) acted as legal advisors to Edesa.

About Stellar Biotechnologies
Based north of Los Angeles at the Port of Hueneme, Stellar Biotechnologies, Inc. (Nasdaq: SBOT) is the leader in sustainable manufacture of Keyhole Limpet Hemocyanin (KLH), an immune-stimulating protein utilized as a carrier molecule in therapeutic vaccine pipelines (targeting cancers, immune disorders, Alzheimer's and inflammatory diseases) and for assessing immune system function. KLH can also be used in immunotoxicology studies for monitoring the immunomodulatory effects of drug candidates. Stellar KLH is a trademark of Stellar Biotechnologies.

About Edesa Biotech Inc.
Edesa Biotech Inc. is a clinical-stage company focused on efficiently developing innovative treatments that address significant unmet medical needs. The company’s leading product candidate, EB01, is a novel non-steroidal anti-inflammatory molecule for the treatment of allergic contact dermatitis which has demonstrated statistically significant improvements in multiple clinical studies. Edesa is based in Toronto, Canada.

Stellar Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may," "will," "would," "could," "should," "might," "potential," or "continue" and variations or similar expressions, including statements related to: the expectations related to the transaction, including the timing of the transaction, resulting ownership of the combined company, and the plans relating to the resulting business. Readers should not unduly rely on these forward-looking statements, which are not a guarantee of future performance. There can be no assurance that forward-looking statements will prove to be accurate, as all such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results or future events to differ materially from the forward-looking statements. Such risks include, but may not be limited to: the possibility that Stellar may be unable to obtain shareholder approval required for the proposed transaction, the expected timing and likelihood of completion of the proposed transaction, the possibility that Stellar’s working capital decreases prior to the transaction, and therefore, the Stellar shareholders are subject to decreased ownership in the combined company, the inability to successfully integrate the businesses or the risk that such integration may be more difficult, time-consuming or costly than expected, the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement, the inability of the parties to meet expectations regarding the accounting and tax treatments of the proposed transaction, the potential for the proposed transaction to involve unexpected costs, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that the expected benefits of the proposed combination are not realized, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Stellar’s common stock, the ability to maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation, as well as general economic and business conditions, technology changes, competition, changes in strategy or development plans, availability of funds and resources, anticipated requirements for operating capital, governmental regulations and the ability or failure to comply with governmental regulations, changes in trade policy and international law and other factors referenced in Stellar’s filings with securities regulators. Risks and uncertainties related to Edesa that may cause actual results to differ materially from those expressed or implied in any forward-looking statements include, but are not limited to: the ability of Edesa to obtain regulatory approval for or successfully commercialize any of its product candidates, the risk that access to sufficient capital to fund Edesa’s operations may not be available or may be available on terms that are not commercially favorable to Edesa, the risk that Edesa’s product candidates may not be effective against the diseases tested in its clinical trials, the risk that Edesa fails to comply with the terms of license agreements with third parties and as a result loses the right to use key intellectual property in its business, Edesa’s ability to protect its intellectual property and the timing and success of submission, acceptance and approval of regulatory filings. Many of these factors that will determine actual results are beyond Stellar’s, Edesa’s or the combined company's ability to control or predict.

Other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in our Annual Report on Form 10-K filed with the SEC on November 30, 2018 for the year ended September 30, 2018 and any Quarterly Reports on Form 10-Q filed thereafter, and in other filings that Stellar makes and will make with the SEC in connection with the proposed transactions, including the proxy statement described below under "Important Information and Where to Find It," as well as its filings with the British Columbia Securities Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. Unless otherwise required by applicable securities laws, we do not intend, nor do we undertake any obligation, to update or revise any forward-looking statements contained in this news release to reflect subsequent information, events, results or circumstances or otherwise.

Important Information and Where to Find It

Stellar and Edesa and certain of their directors and executive officers may become participants in solicitation of proxies from Stellar shareholders in connection with the proposed transaction. Additional Information regarding persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the Stellar shareholders in connection with the proposed transaction, and who have interests, whether as security holders, directors or employees of Stellar or Edesa or otherwise, which may be different from those of Stellar shareholders generally, will be provided in the proxy statement and other materials to be filed with the SEC.

Each member of Stellar’s board of directors and Stellar’s executive officers, and Edesa’s board of directors and Edesa’s executive officers may be deemed "participants" in the solicitation of proxies from the Stellar shareholders in connection with the proposed transaction.

Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement referred to above. Additional information regarding Stellar’s directors' and executive officers' respective interests in Stellar by security holdings or otherwise is set forth in Stellar’s Annual Report on Form 10-K for the year ended September 30, 2018 as filed with the SEC on November 30, 2018.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A definitive proxy statement and a proxy card will be filed with the SEC and will be mailed to Stellar’s shareholders seeking any required shareholder approvals in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT STELLAR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Shareholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Stellar with the SEC in connection with the proposed transaction at the SEC's website (http://www.sec.gov), at Stellar’s website or by writing to the Corporate Secretary at Stellar Biotechnologies, Inc., 332 E. Scott Street, Port Hueneme, California 93041.

Contacts
Gary Koppenjan
Stellar Biotechnologies, Inc.
(805) 488-2800
ir@stellarbiotech.com

Michael Brooks
Edesa Biotech Inc.
(905)475-1234
investors@edesabiotech.com